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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 March 10, 2000
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                Date of Report (Date of earliest event reported)


                              eVentures Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                        33-19435            75-2233445
(State or Other Jurisdiction of       Commission File      (I.R.S. Employer
Incorporation or Organization)            Number          Identification No.)



     One Evertrust Plaza, 8th Floor,
       Jersey City, New Jersey                               07302
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(Address of Principal Executive Offices)                  (Zip Code)



                                201-200-5515
             --------------------------------------------------
             Registrant's telephone number, including area code



--------------------------------------------------------------------------------
          (Former Name or former Address, if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets.

         Effective March 10, 2000, our company, eVentures Group, Inc. ("eVentures"), consummated a series of related transactions in which (i) IGS Acquisition Corporation, a Texas corporation and one of our wholly owned subsidiaries ("Surviving Sub"), acquired approximately 95 percent (95%) of the issued and outstanding common stock of Internet Global Services, Inc., a Texas corporation ("IGS"), and (ii) IGS merged with and into Surviving Sub. In exchange for all the issued and outstanding shares of common stock of IGS acquired by Surviving Sub in the aforementioned transactions, we issued an aggregate of 2,551,087 shares of our common stock to the stockholders of IGS. As a result of these transactions, IGS became one of our wholly owned subsidiaries.

         Under the Share Exchange Agreement (the "Share Exchange Agreement"), dated as of February 22, 2000, which we entered into with Surviving Sub and certain stockholders of IGS (the "Stockholders"), Surviving Sub acquired 6,503,672 shares of common stock of IGS, representing approximately 95% of the issued and outstanding equity interests in IGS, from 75 stockholders of IGS. We determined the number of shares to be issued to each Stockholder after consideration of the relative value of IGS and arm's-length negotiations with the Stockholders of IGS. In exchange for each share of common stock of IGS delivered to the Surviving Sub, each Stockholder received 0.3612 shares of our common stock. This exchange ratio was derived from an established exchange ratio of 0.5 to 1.0, which was adjusted for factors related to the average of the closing bid and ask prices for shares of our common stock on the OTC Bulletin Board(R) for the 30-day period ending five days prior to the closing date of the transaction and to the total number of outstanding shares of IGS on the closing date of the transaction. In exchange for the 6,503,672 shares of common stock of IGS delivered to Surviving Sub, we issued a total of 2,349,096 shares of our common stock to the Stockholders.

         Following the consummation of the transactions contemplated in the Share Exchange Agreement, we entered into an Agreement and Plan of Merger, dated as of March 10, 2000, by and among us, Surviving Sub and IGS (the "Merger Agreement"). Pursuant to the Merger Agreement, we issued to the remaining stockholders of IGS, representing a minority interest of approximately five percent (5%) of the issued and outstanding equity of IGS, an aggregate of 201,991 shares of our common stock as merger consideration for the 559,255 shares of the common stock of IGS owned by such stockholders, and IGS merged with and into Surviving Sub. Following the merger transaction, on March 22, 2000 Surviving Sub filed an amendment to its Articles of Incorporation changing its name from IGS Acquisition Corporation to Internet Global Services, Inc.

         As a result of the related transactions and pursuant to the Share Exchange Agreement and the Merger Agreement, a total of 580,678 options to purchase shares of common stock of IGS were converted into an aggregate of 209,737 options to purchase shares of our common stock at an exercise price of $12.00 per share. In addition, a total of 390,947 warrants to purchase shares of common stock of IGS were converted into an aggregate of 141,210 warrants to purchase shares of our common stock pursuant to the terms of each warrant agreement. Furthermore, pursuant to the Share Exchange Agreement, we issued an aggregate of 900,000





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options to purchase shares of our common stock to certain key employees of IGS pursuant to our 1999 Omnibus Securities Plan (the "Plan"). The 900,000 options which we issued to these key employees were issued with an exercise price equal to the fair market value of our common stock as required pursuant to the Plan.

         As a result of these related transactions, our operating businesses will include Internet Global Services, Inc. and our current operating businesses, AxisTel Communications, Inc. and e.Volve Technology Group, Inc.

         IGS, founded in 1994, aggregates communications technologies that utilize and integrate voice, data and video. In 1998, IGS created Telares, the country's largest revenue-sharing consortium of independent internet service providers ("ISPs"), providing a broad range of communication services to independent ISPs including DSL, long distance, VISP, streaming video, prepaid calling cards and other value-added services.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Business Acquired

             As permitted by Form 8-K, the required historical financial information statements required by Regulation S-X will be filed by an amendment to this Form 8-K no later than May 26, 2000.

         (b) Pro Forma Financial Information

             As permitted by Form 8-K, the required pro forma financial information statements required by Regulation S-X will be filed by an amendment to this Form 8-K no later than May 26, 2000.

         (c) Exhibits.

         2.1 Share Exchange Agreement, dated as of February 22, 2000, among eVentures Group, Inc., IGS Acquisition Corporation and the stockholders of Internet Global Services, Inc. set forth on Annex 1 thereto.

         2.2 Agreement and Plan of Merger, dated as of March 10, 2000, among eVentures Group, Inc., IGS Acquisition Corporation and Internet Global Services, Inc.

         4.1 Registration Rights Agreement, dated as of March 10, 2000, among eVentures Group, Inc. and the persons and entities listed on Schedule 1 thereto.

         99.1 Press Release, dated March 9, 2000.

         99.2 Press Release, dated March 23, 2000.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

eVentures Group, Inc.

March 27, 2000

By /s/ STUART J. CHASANOFF
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   Name:   Stuart J. Chasanoff
   Title:  Vice President - Business Development,
           General Counsel and Secretary

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                                INDEX TO EXHIBITS



   EXHIBIT
    NUMBER                       DESCRIPTION
   -------                       -----------

     2.1 Share Exchange Agreement, dated as of February 22, 2000, among eVentures Group, Inc., IGS Acquisition Corporation and the stockholders of Internet Global Services, Inc. set forth on Annex
               1 thereto.

     2.2 Agreement and Plan of Merger, dated as of March 10, 2000, among eVentures Group, Inc., IGS Acquisition Corporation and Internet
               Global Services, Inc.

     4.1 Registration Rights Agreement, dated as of March 10, 2000, among eVentures Group, Inc. and the persons and entities listed on
               Schedule 1 thereto.

     99.1      Press Release, dated March 9, 2000.

     99.2      Press Release, dated March 23, 2000.
